UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2015

Date of report (Date of earliest event reported)

AV Homes, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-07395	23-1739078
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd. Suite 225 Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		(Zip Code)

(480) 214-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2015, AV Homes, Inc. (the “Company”) completed its previously announced offer to exchange (the “Exchange Offer”) up to $200,000,000 aggregate principal amount of its outstanding 8.50% Senior Notes due 2019 (the “Outstanding Notes”) for a like principal amount of its 8.50% Senior Notes due 2019 that have been registered under the Securities Act of 1933, as amended (the “Exchange Notes”).

The Exchange Offer expired at midnight, New York City time, on May 21, 2015. On May 22, 2015, $200,000,000 of Exchange Notes were issued in exchange for $200,000,000 aggregate principal amount of Outstanding Notes that were tendered in the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV HOMES, INC.

Date: May 22, 2015	/s/ S. Gary Shullaw
S. Gary Shullaw
Executive Vice President, General Counsel and Corporate Secretary